UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 11, 2009
AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC

(Exact name of registrant as specified in its charter)

Delaware	000-52975	20-0573058

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
2000 Las Vegas Boulevard South, Las Vegas, NV 89104
(Address of principal executive offices)(Zip code)
(702) 380-7777

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 11, 2009, Brahm Cramer resigned from the Board of Managers of American Casino & Entertainment Properties LLC (the “Company”), effective immediately. Mr. Cramer was a member of the Audit Committee and Compensation Committee of the Board. There were no known disagreements with Mr. Cramer on any matters relating to the Company’s operations, policies or practices.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC (Registrant)
By:	/s/ Edward W. Martin, III
Edward W. Martin, III
Chief Financial Officer & Treasurer

Date: September 14, 2009